================================================================================
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 30, 2003


                            MAVERICK TUBE CORPORATION
                  ---------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)


          Delaware                      1-10651                  43-1455766
    ---------------------            ------------              ---------------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


16401 Swingley Ridge Road, Suite 700, Chesterfield, Missouri             63017
------------------------------------------------------------          ----------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (636) 733-1600
                          -----------------------------

              (Registrant's telephone number, including area code)

                                 Not applicable.
                 -----------------------------------------------
         (Former name or former address, if changed since last report.)
================================================================================

ITEM 9.  REGULATION FD DISCLOSURE

     During the month of June 2003, Maverick Tube Corporation will give a slide show presentation during meetings with various individual and institutional investors. The slide show presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 30, 2003


                                  MAVERICK TUBE CORPORATION


                                  By: /s/ Pamela G. Boone
                                      -----------------------------------------
                                      Pamela G. Boone
                                      Vice President - Finance and
                                      Administration and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit       Description
-------       -----------

99.1 Slide Show Presentation first presented by Maverick Tube Corporation on June 30, 2003.

                                                                    Exhibit 99.1
--------------------------------------------------------------------------------

                                     [LOGO]

                            MAVERICK TUBE CORPORATION
                              INVESTOR PRESENTATION
                                   June 2003

--------------------------------------------------------------------------------

Forward Looking Statements
--------------------------

These slides accompany an oral presentation by Maverick Tube Corporation which, except for the historical information, contain forward-looking statements representing our expectations or beliefs about future events and financial performance. Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, including;

o    oil and gas drilling activity;

o    steel price volatility;

o    domestic and foreign competitive pressures;

o    fluctuations in industry-wide inventory levels;

o    the presence or absence of governmentally imposed trade restrictions;

o consequences of significant changes in interest rates and currency exchange rates;

o    asserted and unasserted claims; and

o those other risks and uncertainties described in Maverick's filing with the Securities and Exchange Commission.

In light of these risks, uncertainties and assumptions, some or all of the forward-looking events to be discussed by Maverick and included in the slides might not occur. In addition, actual results could differ materially from those suggested by the forward-looking statements. Maverick undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

                                                                              2
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Key Investment Highlights
-------------------------

o Leading North American provider of valued-added pipe and tubular products to the energy and industrial markets

o Well positioned to benefit from increased oil and natural gas drilling activity

o Recent acquisitions will enhance financial results and reduce earnings volatility

o    Low-cost producer

o    Strong financial position and shareholder focus



                  One of North America's premier growth-oriented
                           Oilfield services companies

                                                                              3
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Company Overview
----------------

o    Market capitalization               $810 million*

o    Enterprise value                    $980 million*

o    Headquarters                        St. Louis, MO

o    Company founded                     1977

o    Employees                           2,300

o Largest oil country tubular goods (OCTG) producer and one of the largest conduit producer in North America

     o    2.1 million tons of tubular capacity

     o    Largest buyer of hot rolled steel in North America

o    Geographically diverse production facilities

     o 24 mills in 9 locations including Arkansas, Texas, Alberta, Tennessee, Ohio, Georgia and Michigan

o    Maverick's operations are segmented into energy and industrial products


* Based on closing stock price on June 26, 2003

                                                                              4
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Summary of Products
-------------------

                  Product                Description and end uses
--------------------------------------------------------------------------------

   Energy         OCTG                   Used in completion of newly drilled
  Products                                 wells

                  Line Pipe              Used to gather, transmit and disperse
                                           oil and natural gas
68% of 2003E
   revenues

75% of 2003E
   EBITDA
                  Coiled Tubing          Used in well servicing, flowline and
                                           umbilical applications





 Industrial       HSS                    Structural tubing used in construction
  Products                                 and other applications


32% of 2003E
  revenues

25% of 2003E      Standard Pipe          Used in plumbing and heating; can carry
  EBITDA                                   steam, water, air, gas


                  Conduit                Sheathing for wiring in non-residential
                                           construction

                  Piling                 Used in foundation of buildings,
                                           bridges and other construction
                                           projects

                                                                              5
--------------------------------------------------------------------------------

Broad Distribution Capabilities
-------------------------------

[Picture Graphic Omitted - Picture of United States with combined distribution capabilities from Calgary, Canada; Hickman, AR (3 facilities); Conroe, TX; Houston, TX (2 facilities); * Cedar Springs, GA; * Ferndale, MI; * Elyria, OH; Counce, TN]

[Pie graph omitted - demonstrates 2003 YTD Anticipated Revenues as 32% Industrial products and 68% Energy products]

*  Indicates Conduit Facilities

                                                                              6
--------------------------------------------------------------------------------

Rig Count - U.S. & Canada
-------------------------

[Graph Omitted - Tabular representation for EDGAR filing below]


                                 Rigs Running
                                  U.S. Rigs             Canadian Rigs
                                  ---------             -------------


1998                                  827                      263
1999                                  624                      244
2000                                  918                      344
2001                                1,157                      342
2002                                  831                      263
2003 *                              1,047                      362
2004 *                              1,150                      348

June 27, 2003
------------
U.S. Rig Count  -  1,074
C.N. Rig Count  -    310


* 2003 and 2004 based upon Spears & Associates estimates

                                                                              7
--------------------------------------------------------------------------------

Gas Prices & Gas Drilling - U.S.
--------------------------------

[Graph Omitted - Tabular representation for EDGAR filing below]

                                  Gas Rigs                Gas Prices
                               (Running Rigs)               ($/MCF)
                               --------------             ----------

Jan 99                                465                    $1.80
Feb 99                                425                    $1.71
Mar 99                                412                    $1.69
Apr 99                                369                    $1.99
May 99                                380                    $2.21
Jun 99                                440                    $2.22
Jul 99                                481                    $2.18
Aug 99                                531                    $2.70
Sep 99                                577                    $2.58
Oct 99                                603                    $2.61
Nov 99                                635                    $2.48
Dec 99                                636                    $2.28

Jan 00                                632                    $2.33
Feb 00                                615                    $2.58
Mar 00                                598                    $2.70
Apr 00                                609                    $2.96
May 00                                649                    $3.36
Jun 00                                679                    $4.28
Jul 00                                733                    $4.09
Aug 00                                787                    $4.25
Sep 00                                808                    $4.96
Oct 00                                843                    $5.08
Nov 00                                829                    $5.36
Dec 00                                859                    $8.19

Jan 01                                883                    $8.98
Feb 01                                901                    $5.80
Mar 01                                913                    $5.16
Apr 01                                957                    $5.20
May 01                              1,005                    $4.12
Jun 01                              1,053                    $3.63
Jul 01                              1,055                    $3.05
Aug 01                              1,029                    $2.91
Sep 01                                972                    $2.15
Oct 01                                913                    $2.35
Nov 01                                836                    $2.38
Dec 01                                754                    $2.46

Jan 02                                725                    $2.20
Feb 02                                679                    $2.17
Mar 02                                617                    $2.82
Apr 02                                612                    $3.25
May 02                                690                    $3.34
Jun 02                                704                    $3.10
Jul 02                                716                    $3.01
Aug 02                                721                    $2.96
Sep 02                                736                    $3.22
Oct 02                                709                    $3.76
Nov 02                                683                    $3.98
Dec 02                                714                    $4.43

Jan 03                                718                    $5.30
Feb 03                                750                    $6.91
Mar 03                                767                    $7.14
Apr 03                                795                    $4.94
May 03                                822                    $5.12
Jun 03                                840                    $5.19
Jul 03 *                              877                    $5.27
Aug 03 *                              905                    $5.31
Sep 03 *                              934                    $5.29
Oct 03 *                              942                    $5.31
Nov 03 *                              967                    $5.45
Dec 03 *                              985                    $5.59


* 2003 Rig Count based upon Spears & Associates  estimates
* Gas Prices are based on Futures prices

                                                                              8
--------------------------------------------------------------------------------

Oil Prices & Oil Drilling - U.S.
--------------------------------

[Graph Omitted - Tabular representation for EDGAR filing below]

                               Running Rigs            Oil Prices $$/BBL
                              --------------          -------------------

Jan 99                                127                   $12.53
Feb 99                                117                   $11.94
Mar 99                                114                   $14.80
Apr 99                                126                   $17.27
May 99                                136                   $18.04
Jun 99                                122                   $17.73
Jul 99                                107                   $20.18
Aug 99                                113                   $21.20
Sep 99                                133                   $23.39
Oct 99                                139                   $22.86
Nov 99                                145                   $24.07
Dec 99                                161                   $25.96

Jan 00                                143                   $27.31
Feb 00                                154                   $29.51
Mar 00                                171                   $29.81
Apr 00                                196                   $25.91
May 00                                198                   $29.20
Jun 00                                202                   $32.01
Jul 00                                208                   $29.25
Aug 00                                205                   $29.32
Sep 00                                199                   $33.30
Oct 00                                216                   $33.09
Nov 00                                239                   $34.59
Dec 00                                239                   $28.63

Jan 01                                239                   $29.99
Feb 01                                237                   $30.04
Mar 01                                248                   $27.16
Apr 01                                247                   $27.73
May 01                                235                   $28.71
Jun 01                                216                   $27.53
Jul 01                                218                   $26.86
Aug 01                                219                   $27.57
Sep 01                                220                   $26.44
Oct 01                                198                   $22.21
Nov 01                                176                   $19.73
Dec 01                                147                   $19.40

Jan 02                                141                   $19.77
Feb 02                                144                   $20.82
Mar 02                                144                   $24.57
Apr 02                                136                   $25.81
May 02                                134                   $26.95
Jun 02                                138                   $25.77
Jul 02                                133                   $27.22
Aug 02                                125                   $28.43
Sep 02                                122                   $29.91
Oct 02                                140                   $28.91
Nov 02                                146                   $26.40
Dec 02                                137                   $29.38

Jan 03                                132                   $33.45
Feb 03                                153                   $36.37
Mar 03                                171                   $32.71
Apr 03                                185                   $28.40
May 03                                190                   $30.87
Jun 03 *                              195                   $25.49
Jul 03 *                              191                   $25.40
Aug 03 *                              197                   $25.29
Sep 03 *                              204                   $25.10
Oct 03 *                              205                   $24.93
Nov 03 *                              211                   $24.81
Dec 03 *                              215                   $24.71


* 2003 Rig Count based upon Spears & Associates estimates
* Oil Prices are based on Futures Prices

                                                                              9
--------------------------------------------------------------------------------

OCTG Imports & Share of Consumption - U.S.
------------------------------------------

[Graph Omitted - Tabular representation for EDGAR filing below]

                                   Import                   Share
                                 Tons (000)             of Consumption
                                 ----------             --------------

1Q99                               26,354                      9.3%
2Q99                               25,736                      8.6%
3Q99                               34,956                      9.3%
4Q99                               83,124                     17.0%

1Q00                              136,086                     27.3%
2Q00                              178,260                     32.1%
3Q00                              197,934                     30.9%
4Q00                              207,970                     33.7%

1Q01                              220,597                     27.2%
2Q01                              278,146                     32.4%
3Q01                              242,028                     32.3%
4Q01                              162,893                     28.5%

1Q02                              126,715                     22.6%
2Q02                              108,345                     19.0%
3Q02                              122,957                     22.5%
4Q02                              131,487                     22.7%

1Q03                              126,453                     20.8%
2Q03 *                            163,479                     25.7%
3Q03 *                            194,584                     28.0%
4Q03 *                            222,075                     30.0%


* 2003 is based on Management Estimates

                                                                              10
--------------------------------------------------------------------------------

OCTG Industry Inventory & Months Supply - U.S.
----------------------------------------------

[Graph Omitted - Tabular representation for EDGAR filing below]

                                 Industry                   Months
                                Inventory                   Supply
                                ---------                  ---------

1Q99                            1,007,956                     10.9
2Q99                              928,579                      7.9
3Q99                              856,579                      5.6
4Q99                              871,579                      5.6

1Q00                              972,579                      5.2
2Q00                            1,092,579                      5.3
3Q00                            1,173,579                      5.6
4Q00                            1,307,181                      5.6

1Q01                            1,316,592                      4.6
2Q01                            1,406,070                      5.2
3Q01                            1,384,041                      6.8
4Q01                            1,292,532                      6.7

1Q02                            1,220,645                      6.8
2Q02                            1,177,172                      6.2
3Q02                            1,229,217                      6.8
4Q02                            1,083,217                      5.5

1Q03                            1,045,217                      5.0
2Q03 *                          1,090,217                      4.8
3Q03 *                          1,161,717                      4.3
4Q03 *                          1,248,717                      4.4


* 2003 is based on Management Estimates

                                                                              11
--------------------------------------------------------------------------------

U.S. Domestic Shipments & Maverick's Selling Prices
---------------------------------------------------

[Graph Omitted - Tabular representation for EDGAR filing below]

                                                          Maverick's
                               U.S. Domestic               Selling
                                 Shipments                  Prices
                               -------------            -------------

Q197                                449.0                     $655
2Q97                                589.6                     $672
3Q97                                597.3                     $690
4Q97                                464.0                     $701

1Q98                                484.7                     $715
2Q98                                368.0                     $689
3Q98                                231.3                     $668
4Q98                                131.5                     $610

1Q99                                148.0                     $559
2Q99                                150.5                     $532
3Q99                                225.6                     $522
4Q99                                376.4                     $552

1Q00                                442.9                     $601
2Q00                                476.0                     $639
3Q00                                503.7                     $670
4Q00                                520.6                     $679

1Q01                                579.6                     $684
2Q01                                649.2                     $664
3Q01                                466.4                     $654
4Q01                                297.7                     $647

1Q02                                338.7                     $582
2Q02                                395.9                     $578
3Q02                                452.9                     $589
4Q02                                277.2                     $597

1Q03                                425.2                     $579
2Q03 *                              499.9                     $595
3Q03 *                              551.6                     $610
4Q03 *                              584.2                     $628

1Q04 *                              598.0                     $613

* 2003 is based on Management Estimates

                                                                              12
--------------------------------------------------------------------------------

Maverick Steel Purchase Costs
-----------------------------

[Graph Omitted - Tabular representation for EDGAR filing below]

                               Steel Purchase              Steel Cost
                                     Cost                   of Sales
                                    $/Ton                    $/Ton
                                --------------             ----------

1Q97                                 $341                     $336
2Q97                                 $351                     $336
3Q97                                 $349                     $323
4Q97                                 $324                     $324

1Q98                                 $316                     $318
2Q98                                 $320                     $311
3Q98                                 $301                     $308
4Q98                                 $248                     $295

1Q99                                 $254                     $272
2Q99                                 $262                     $258
3Q99                                 $280                     $257
4Q99                                 $308                     $294

1Q00                                 $312                     $297
2Q00                                 $309                     $299
3Q00                                 $285                     $296
4Q00                                 $235                     $273

1Q01                                 $222                     $236
2Q01                                 $244                     $227
3Q01                                 $245                     $242
4Q01                                 $222                     $243

1Q02                                 $229                     $231
2Q02                                 $276                     $247
3Q02                                 $342                     $308
4Q02                                 $332                     $331

1Q03                                 $293                     $329
2Q03 *                               $280                     $303
3Q03 *                               $280                     $286
4Q03 *                               $280                     $284


* Management Estimated for 2nd through 4th quarters

$10 change in spreads equates to approximately $0.10 change in annualized EPS

                                                                              13
--------------------------------------------------------------------------------

Recent Acquisitions
-------------------

[Graph Omitted - Tabular representation for EDGAR filing below]

                                                          Share Price
                                                         (@ month end)
                                                        --------------

Jan 01                                                      $25.59
Feb 01                                                      $20.30
Mar 01                                                      $20.60
Apr 01                                                      $24.40
May 01                                                      $24.15
Jun 01                                                      $16.95
Jul 01                                                      $12.98
Aug 01                                                      $11.83
Sep 01                                                      $ 9.06
Oct 01                                                      $12.10
Nov 01                                                      $10.49
Dec 01                                                      $12.95

Jan 02                                                      $11.50
Feb 02                                                      $13.90
Mar 02                                                      $16.32
Apr 02                                                      $18.15
May 02                                                      $15.50
Jun 02                                                      $15.00
Jul 02                                                      $10.42
Aug 02                                                      $11.35
Sep 02                                                      $ 8.87
Oct 02                                                      $12.75
Nov 02                                                      $12.83
Dec 02                                                      $13.03

Jan 03                                                      $15.34
Feb 03                                                      $17.44
Mar 03                                                      $18.60
Apr 03                                                      $17.79
May 03                                                      $20.02



02/12/02  Acquisition  of  Precision  Tube for $59  million

03/13/02  Sale of 2 million  shares for $26 million

05/17/02  Sale of 5.75  million  shares for $83 million

10/15/02  Acquisition  of  LTV  Tubular  for  $120  million

02/19/03  Acquisition of SeaCAT for $21 million


Dates Reflect transaction announcement date

                                                                              14
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LTV Tubular Acquisition Overview
--------------------------------


o    Acquisition Summary

     o Purchased assets of The LTV Corporation's tubular division out of bankruptcy

     o    $120 million cash purchase

     o    Closed on December 31, 2002


o    Strategic rationale

     o    Broadens product lines

     o    Dominant position in conduit market

     o Provides stable incremental cash flow to balance OCTG market volatility

     o    Gain efficiencies through integration


LT Tubular revenues, EBITDA and EBITDA margins (US$ millions)

[Graph Omitted - Tabular representation for EDGAR filing below]

            Revenues                EBITDA              EBITDA MARGINS
           -------------------------------------------------------------

1998          $279                    $37                     13.0%
1999          $251                    $28                     11.0%
2000          $281                    $26                      9.0%
2001          $236                    $36                     15.0%
2002          $213                    $28                     13.0%
2003E         $220                    $25                     11.0%

                                                                              15
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Strategic Acquisitions - Precision Tube
---------------------------------------


o    Acquisition Summary

     o Acquired Precision Tube Holding Corp for $55 million in cash and 200,000 million Maverick shares

     o    $59 million purchase price at closing

     o    Closed March 29, 2002

     o    Cash portion funded with a new bank credit facility


o    Strategic rational

     o Added complementary coiled tubing products to existing energy tubing product mix

     o    Global leader in coiled tubing with a strong market position

     o    Significant growth opportunities from new product applications

     o    Accretive transaction with cost savings and cross-selling potential

                                                                              16
--------------------------------------------------------------------------------

Strategic Acquisitions - SeaCAT
-------------------------------


o    Acquisition Summary

     o Acquired SeaCAT Corp for $4 million in cash, a $5 million subordinate note and 733,676 million Maverick shares

     o    Purchase price of $21 million

     o    Closed on February 28, 2003

     o For two years ended September 30 2002 and 2001, SeaCAT earned average revenues and EBITDA of $17 million and $4.5 million

     o $750,000 contingent payment dependent on achieving performance targets through 2005


o    Strategic rational

     o Sells specialized coiled tubing products, a key component of Umbilicals used to control subsea oil and gas production facilities

     o High-technology product that has shown significant growth over the past five years

     o Complements existing Precision product line, creating cross-selling opportunities

                                                                              17
--------------------------------------------------------------------------------

Better Positioned for the Future
--------------------------------

o    Increased Product Offering

     o    Up to 16" OD

     o    Increase penetration into domestic line pipe market


o    40% Expansion of Heat Treat Capacity in the U.S.

     o    Richer Mix


o    Relocate Mill from Longview, WA to Hickman, AR

     o    Lower Cost

     o    Improved Distribution Opportunities


o    Discontinued DOM Operations

     o    Eliminated Operating Losses


o    Recent Acquisitions

     o    LTV - Conduit

     o    Precision - Coiled Tubing and Line Pipe

     o    SeaCAT - Subsea Umbilicals


o    Adds over $0.50 to Eanrings Power per Year

                                                                              18
--------------------------------------------------------------------------------

Financial Performance Relative to Peers
---------------------------------------

[Graph Omitted - Tabular representation for EDGAR filing below]

                                     Maverick
                  Maverick         (pro forma) (1)      LSS              NSS
--------------------------------------------------------------------------------

Revenues ($ millions)

2000                 $562                 -             $645              $359
2001                 $545              $795             $650              $315
2002                 $453              $679             $524              $192

EBITDA ($ millions) (2)

2000                 $ 61                 -             $ 74              $  3
2001                 $ 88              $130             $ 56              $ 19
2002                 $ 29              $ 58            ($ 40)            ($ 21)

Net Income ($ millions)

2000                 $ 17                 -             $ 39             ($ 23)
2001                 $ 28              $ 48             $ 16             ($ 56)
2003                 $  3              $ 17            ($ 69)            ($ 40)

EBITDA Margins (2)

2000                   11%                -               11%                1%
2001                   16%               16%               9%                6%
2002                    6%                9%              (8%)             (11%)


(1)  Maverick  pro forma for the  acquisition  of the tubular  assets of The LTV
     Corp.

(2)  Excludes  extra  cost(revenues)   associated  with  restructuring  charges,
     partial trade case relief, start-up cost and transaction cost

                                                                              19
--------------------------------------------------------------------------------

Capitalization Table
--------------------

                                   Actual                 Estimate
In $ Millions                    at 3/31/03              at  6/30/03
--------------------------------------------------------------------------------

Cash                               $  4.2                   $ 20.0


Accounts Payable                   $ 70.1                   $ 48.1

SeaCAT Note                        $  5.0                   $  5.0

Credit Facility                    $130.1                   $ 50.0

Convertible Note                   $  0.0                   $120.0

Other Debt                         $  7.3                   $  7.0
                                 ----------               ----------
Total Debt                         $142.4                   $182.0

Stockholders' Equity               $352.9                   $356.1
                                 ----------               ----------
Total Book Capitalization          $495.3                   $538.1
                                 ==========               ==========

Discounting purchases generates 9% return on excess funds

                                                                              20
--------------------------------------------------------------------------------

Summary
-------

o    Anticipate drilling to increase 20% for 2003 and 10% for 2004

o    Inventory re-stocking; Modest import picture

o    Rising capacity utilization will yield higher prices

o    Reduced steel cost

o    Benefit of accretive acquisitions and improved base business

                                                                              21
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                                     [LOGO]

                            MAVERICK TUBE CORPORATION

                             www.maverick-tube.com

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